                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): December 3, 1998


                             MYERS INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


         OHIO                       001-08524               34-0778636
(State or other jurisdiction of    (Commission     (IRS employer identification
incorporation or organization)     file number)               number)


  1293 S. Main Street                    Akron, Ohio  44301    (330) 253-5592
(Address of Principal Executive Offices)   (Zip Code)         (Telephone Number)







                               Correspondence to:

                                 Kevin C. O'Neil
                                Brouse & McDowell
                            500 First National Tower
                             Akron, Ohio 44308-1471
                                 (330) 434-5207
                                KONeil@Brouse.Com




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

AGREEMENT WITH SOMMER ALLIBERT S.A.

        On December 3, 1998, Sommer Allibert S.A. ("Sommer Allibert"), a French corporation, and Myers Industries, Inc. ("Myers"), an Ohio corporation, entered into an agreement whereby Myers agreed to acquire the plastic material handling of division of Sommer Allibert, with facilities throughout Europe and in North America. The acquisition also includes all of the interests in Allibert-Contico, LLC, a Missouri limited liability company with facilities primarily in St. Louis, Missouri, part of which are being acquired pursuant to an agreement with Contico International, Inc. Closing of the transactions are expected to occur in the first quarter of 1999, following receipt of regulatory approvals and other customary conditions of closing.

        The combined purchase price is approximately $130.0 million payable in cash, subject to certain adjustments after closing. The agreements have been approved by the boards of directors of each of the companies. The acquisition is not expected to have a material effect on Myers'1999 earnings, and is expected to be accretive thereafter.

        The acquisition will be financed through a new $250.0 million credit facility which will be effective prior to the acquisition.

        On December 3, 1998, Myers issued a press release announcing the acquisition, a copy of which is included as Exhibit 99 hereto and incorporated by reference herein.

        The preceding description of the agreements are qualified in their entirety by reference to the copies of the agreements included as Exhibits 10(a) through 10(e) hereto, and which are incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c) Exhibits

         10(a) Protocole between Myers Industries, Inc. and Allibert Holding, SA, SEDITEP, SA, Sauvagnat Allibert, SA, Allibert Transport und Lagertechnik GmbH and Sommer Allibert, SA (English Translation)
         10(b) Warranty Agreement between Myers Industries, Inc. and Allibert Holding, SA, SEDITEP, SA, Sauvagnat Allibert, SA, Allibert Transport und Lagertechnik GmbH and Sommer Allibert, SA (English Translation)
         10(c) Option Agreement between Myers Industries, Inc. and Allibert Equipement US, Inc.
         10(d) Sale Agreement between Myers Industries, Inc. and Contico International, Inc.
         10(e) Amendment No.1 to Sale Agreement between Myers Industries, Inc. and Contico International, Inc.
         99 Text of Press Release dated December 3, 1998 issued by Myers Industries, Inc.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MYERS INDUSTRIES, INC.


Dated: December 17, 1998              By: /s/ Gregory J. Stodnick
                                          --------------------------------------
                                          Gregory J. Stodnick, Vice President -
                                          Finance













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                             MYERS INDUSTRIES, INC.
                           CURRENT REPORT ON FORM 8-K


                                INDEX OF EXHIBITS


                  EXHIBIT


         10(a) Protocole between Myers Industries, Inc. and Allibert Holding, SA, SEDITEP, SA, Sauvagnat Allibert, SA, Allibert Transport und Lagertechnik GmbH and Sommer Allibert, SA (English Translation)
         10(b) Warranty Agreement between Myers Industries, Inc. and Allibert Holding, SA, SEDITEP, SA, Sauvagnat Allibert, SA, Allibert Transport und Lagertechnik GmbH and Sommer Allibert, SA (English Translation)
         10(c) Option Agreement between Myers Industries, Inc. and Allibert Equipement US, Inc.
         10(d) Sale Agreement between Myers Industries, Inc. and Contico International, Inc.
         10(e) Amendment No.1 to Sale Agreement between Myers Industries, Inc. and Contico International, Inc.
         99 Text of Press Release dated December 3, 1998 issued by Myers Industries, Inc.